                                                              Exhibit 99.77Q1(E)



                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                              EXHIBITS - Section A

                             SUB-ADVISORY AGREEMENTS

EXHIBIT #      DOCUMENT DESCRIPTION
--------------------------------------------------------------------------------
1              Subadvisory Agreement between Manufacturers Securities Services,
               LLC and Janus Capital Corporation.
2              Subadvisory Agreement between Manufacturers Securities Services,
               LLC and Mitchell Hutchins Asset Management Inc
3              Subadvisory Agreement between Manufacturers Securities Services,
               LLC and Munder Capital Management
4              Subadvisory Agreement between Manufacturers Securities Services,
               LLC and Pacific Investment Management Company LLC
5              Subadvisory Consulting Agreement between Manufacturers Adviser
               Corporation and State Street Global Advisors

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2000, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Janus Capital Corporation, a Colorado corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Adviser appoints and the Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available, provided that Trust, and not Subadviser, maintains ultimate responsibility for valuation of securities.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the

         Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder, provided that Subadviser shall not be responsible for maintaining the accounts, books and records of the Trust or the Portfolios, it being understood that the Subadviser is not responsible for providing portfolio accounting services.

f. Subadviser shall be responsible for the preparation and filing of Schedules 13G and Forms 13F on behalf of the Portfolios. Subadviser shall not be responsible for the preparation or filing of any other reports required of the Portfolios by any governmental or regulatory agency, except as expressly agreed to in writing by the Subadviser which agreement shall not be unreasonably withheld.

g. The Adviser shall vote proxies received in connection with securities held by the Portfolios unless such function is delegated in writing to the Subadviser.

h. Except as noted below, Subadviser shall be responsible for monitoring compliance with all investment limitations and restrictions regarding the Portfolios, including those set forth in the Investment Company Act. Subadviser shall not be responsible, however, for monitoring compliance with any investment limitations in connection with the Portfolio's status as a registered investment company under the Internal Revenue Code or the Portfolio's compliance with Section 817(h) under the Internal Revenue Code. Subadviser shall also not be responsible for monitoring compliance with any investment limitation where such monitoring is subject to obtaining information regarding a Portfolio from either the Adviser or the custodian to the Trust and such information is not provided to the Subadviser after being requested by the Subadviser. Subadviser agrees that if the custodian fails to provide requested information to the Subadviser, then Subadviser shall promptly notify the Adviser.

i. The Subadviser shall not be subject to the Code of Ethics of the Trust as long as its Code of Ethics complies with applicable regulatory requirements including Rule 17j-1 under the Investment Company Act and such Code of Ethics is approved by the Board of Trustees of the Trust as required by the Investment Company Act.

3.       OBLIGATIONS OF ADVISER

a. Adviser has provided to Subadviser the information and documents listed on the attached Appendix B. Throughout the term of this Agreement, Adviser shall continue to provide any amendments, updates or supplements to such information or documents in a timely manner. Adviser shall timely furnish Subadviser with such additional information as may be reasonably requested by Subadviser to perform its responsibilities pursuant to this Agreement.

b Adviser shall provide Subadviser with such assistance in setting up and maintaining brokerage and other accounts as Subadviser may reasonably request to allow for the purchase or sale of various types of securities pursuant to this Agreement.

4.       CUSTODIAN

     The Portfolios' assets shall be maintained in the custody of the Portfolio's custodian identified to Subadviser. Any assets added to a Portfolio shall be delivered directly to such custodian. Subadviser shall have no liability for the acts or omissions of any custodian of a Portfolio's assets. Subadviser shall have no responsibility for the segregation requirements of the Investment Company Act or other applicable law except in regards to designating which securities shall be segregated to cover transactions requiring segregating of assets.

5.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

6.       EXPENSES

     Adviser and the Portfolio shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Subadviser pursuant to this Agreement. Subadviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Adviser or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision shall be the sole responsibility of Adviser.

     Any liability arising out of a breach of duty pursuant to Section 36(b) of the Investment Company Act due to an excessive advisory fee (but not subadvisory fee) shall be the sole responsibility of the Adviser.

7.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

8.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

9.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

10.      DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act, and provided that Adviser uses best efforts to obtain prompt approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

11.      PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

12.      REPRESENTATIONS AND WARRANTIES

a.       Adviser represents and warrants the following:

         i. Adviser is duly incorporated, validly existing and in good standing as a limited liability corporation under the laws of the state of Delaware and Adviser has all requisite corporate power and authority under the laws of Delaware and federal securities laws to execute, deliver and perform this Agreement.

         ii. Adviser is a registered investment adviser under the Investment Advisers Act and is in compliance with all other applicable registration requirements relating to investment advisers.

         iii. Adviser is currently in compliance, in all material respects, with all applicable rules and regulations under the Investment Advisers Act.

         iv.      Adviser has received a copy of Part II of Subadviser's Form
                  ADV.

a.       Subadviser represents and warrants the following:

         i. Subadviser has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the state of Colorado and Subadviser has all requisite corporate power and authority under the laws of Colorado and federal securities laws to execute, deliver and perform this Agreement.

         ii. Subadviser is a registered investment adviser under the Investment Advisers Act and is in compliance with all other applicable registration requirements relating to investment advisers.

         iii. Subadviser is currently in compliance, in all material respects, with all applicable rules and regulations under the Investment Advisers Act.

13.      SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

     Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

14.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

15.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

16.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

18.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

21.      CONFIDENTIALITY AND PROPRIETARY RIGHTS

     Neither the Adviser nor any of its affiliates will, without the prior written permission of the Subadviser, directly or indirectly, use, disclose, or furnish, to any person or entity, any records or information concerning the business of the Subadviser that have been explicitly marked "Confidential" by the Subadviser, except as necessary for the performance of the Adviser's duties under this Agreement or the Investment Advisory Agreement between the Trust and the Adviser, or as required by law upon prior written notice to Subadviser.

     Subadviser is the sole owner of the name and mark "Janus." Adviser shall not (and shall not permit any Portfolio to) use the name or mark "Janus" or make representations regarding Subadviser or its affiliates without prior written consent of Subadviser which shall not be unreasonably withheld. Upon termination of this Agreement for any reason, Adviser shall immediately cease, and Adviser shall cause the Portfolios to immediately cease, all use of the Janus name or any Janus mark.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.


                              Manufacturers Securities Services, LLC


                              by: The Manufacturers Life Insurance Company of
                                  North America, Managing Member


                              by: /s/ James R. Boyle
                                 --------------------------
                                  James R. Boyle, President


                              by: /s/ James D. Gallagher
                                 --------------------------
                                  James D. Gallagher, Vice President, Secretary and General Counsel


                              Janus Capital Corporation


                              by: /s/ Bonnie Howe
                                 --------------------------
                                  Bonnie Howe, Vice President

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following Portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows based on average daily net assets (the "Subadviser Percentage Fee"):


                                                                BETWEEN
                                                             $100 MILLION
                                                 FIRST            AND         EXCESS OVER
PORTFOLIO                                    $100 MILLION    $500 MILLION    $500 MILLION
Dynamic Growth Trust......................      0.55%            0.50%           0.45%


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   Appendix B

Information and documentation provided by Adviser:

-      A copy of the Trust's most recent registration statement.

- Copies of the Trust's current prospectus and statement of additional information.

- The name of the Portfolio's custodian designated to hold assets in the Portfolio.

- A list of the countries approved by the Trustees in accordance with Rule 17f-5 in which Portfolio assets may be maintained and a list of those countries available immediately for investment.

- Copies of the most recent audited and unaudited financial statements prepared for the Portfolio.

- Copies of Adviser's current: Rule 144A Procedures, Repurchase Agreement Procedures, Rule 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of Subadviser.

-      An Internal Revenue Service Form W-9 completed by the Portfolio.

-      A Qualified Institutional Investor Certification completed by the
       Portfolio.

-      A list of persons authorized to act on behalf of the Portfolio.

- A list of "affiliates" of the Trust, as such term is used in the Investment Company Act, including all broker-dealers affiliated with the Trust.

- Commodities Futures Trading Commission exemptions, notifications and/or related documentation applicable to the Portfolio.

-      A list of established futures accounts for the Portfolio.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2000, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Mitchell Hutchins Asset Management Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolio in accordance with the Portfolio' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolio for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to actions by the Subadviser on behalf of the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Adviser hereby authorizes the Subadviser and any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of the Portfolio, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Adviser hereby consents to the retention of compensation by the Subadviser or any person or entity associated with Subadviser. In no instance will the Subadviser use Mitchell Hutchins (or any affiliated person thereof) to effect securities transactions for the Portfolio except in accordance with the federal securities laws and the rules and regulations thereunder, or any applicable exemptive orders.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Article of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

a. The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

b. The Adviser agrees to provide to the Subadviser copies of the Trust's Agreement and Declaration of Trust, by-laws, registration statement, written instructions and directions of the Board of Trustees of the Trust and the Adviser, and any amendment or supplements to any of these materials as soon as practicable after such materials are available; and further agrees to identify to the Subadviser in writing any broker-dealers that are affiliated with the Adviser.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph. All notices provided to the Subadviser will be sent to the direction of Steve Wasserman, First Vice President, Institutional Product Development.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                             Manufacturers Securities Services, LLC


                             by: The Manufacturers Life Insurance Company of North America, Managing Member



                             by:  /s/ James R. Boyle
                                -------------------------
                                  James R. Boyle, President


                             by:  /s/ James D. Gallagher
                                -------------------------
                                  James D. Gallagher, Vice President, Secretary and General Counsel


                             Mitchell Hutchins Asset Management Inc.



                             by:  /s/ Julian Sluyters
                                -------------------------
                                  Chief Administrative Officer

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                                                BETWEEN         BETWEEN
                                                              $50,000,000    $200,000,000
                                                 FIRST            AND             AND         EXCESS OVER
PORTFOLIO                                     $50,000,000    $200,000,000    $500,000,000    $500,000,000
Tactical Allocation Trust.................       0.40%           0.40%           0.40%           0.35%


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2000, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Munder Capital Management, a Delaware general partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. Unless otherwise specifically agreed in writing, Subadviser will not be required to take any action or render any advice, with respect to the voting of portfolio securities.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in the partners or in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      DISCLOSURE STATEMENT

         Adviser acknowledges receipt of Subadvisers Disclosure Statement, as required by Rule 204-3 under the Investment Advisers Act of 1940, more than 48 hours prior to the date of execution of this Agreement.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                            Manufacturers Securities Services, LLC


                            by: The Manufacturers Life Insurance Company of North America, Managing Member



                            by:   /s/ James R. Boyle
                               --------------------------
                                  James R. Boyle, President


                            by:   /s/ James D. Gallagher
                               --------------------------
                                  James D. Gallagher, Vice President, Secretary
                                  and General Counsel


                            Munder Capital Management



                            by:   /s/Terry Gardner
                               -------------------------
                                  Terry Gardner, CFO
                                  Compliance Officer

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                 FIRST      EXCESS OVER
PORTFOLIO                                     $1 BILLION    $1 BILLION
Internet Technologies Trust...............        0.65%        0.60%



         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 5th day of May, 2000, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Pacific Investment Management Company LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in partners of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

         The Subadviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Appendix "B" attached hereto. The Adviser may amend such Appendix B from time to time by written notice to the Subadviser. The Subadviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.      REPRESENTATIONS

         The Adviser represents to the Subadviser that the Adviser has all necessary power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby, and such execution, delivery and performance will not violate any applicable law, rule, regulation, governing document (e.g., Certificate of Incorporation or Bylaws), contract or other material agreement binding upon the Adviser.

         The Subadviser represents to the Adviser that the Subadviser has all necessary power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby, and such execution, delivery and performance will not violate any applicable law, rule, regulation, governing document (e.g., Certificate of Incorporation or Bylaws), contract or other material agreement binding upon the Adviser.

18.      DELIVERY OF DISCLOSURE STATEMENTS

         Concurrently with the execution of this Agreement, the Subadviser is delivering to the Adviser a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Adviser acknowledges receipt of such copy.

         The Subadviser has delivered to the Adviser a copy of its Disclosure Document, as amended, dated December 1, 1999, on file with the Commodity Futures Trading Commission. The Adviser hereby acknowledges receipt of such copy.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                               Manufacturers Securities Services, LLC


                               by: The Manufacturers Life Insurance Company of North America, Managing Member



                               by:  /s/ James D. Gallagher
                                  --------------------------
                                    James D. Gallagher, Vice President,
                                    Secretary and General Counsel


                               by:  /s/ James R. Boyle
                                  --------------------------
                                    James R. Boyle, President


                               Pacific Investment Management Company LLC


                               by:   /s/ William R. Benz, II
                                  --------------------------
                               Name:  William R. Benz, II
                               Title: Managing Director

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                BETWEEN         BETWEEN
                                                              $50,000,000    $200,000,000
                                                 FIRST            AND             AND         EXCESS OVER
PORTFOLIO                                     $50,000,000    $200,000,000    $500,000,000    $500,000,000
Total Return Trust........................       .300%           .300%-         .250%           .250%


                                                                BETWEEN         BETWEEN
                                                              $50,000,000    $200,000,000
                                                 FIRST            AND             AND        EXCESS OVER
PORTFOLIO                                     $50,000,000    $200,000,000    $500,000,000    $500,000,000
Global  Bond Trust........................       .375%          .350%            .300%           .250%

- .30% between $50,000,000 and $150,000,000; .250% between $150,000,000 and
  $200,000,000.

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   APPENDIX B

                           List of Authorized Persons

John D. DesPrez III
Robert Boyda
James Boyle
James D. Gallagher
Matt Schiffman
Gordon Shone

                         MANUFACTURERS INVESTMENT TRUST
                        SUBADVISORY CONSULTING AGREEMENT

         AGREEMENT made this 1st day of May 2000, between Manufacturers Adviser Corporation, a Colorado Corporation (the "Subadviser"), and State Street Global Advisors, a division of State Street Bank and Trust Company, a Massachusetts trust company ("SSgA"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SSGA

         SSgA undertakes to provide the services described in Section 2 below in connection with the Subadviser's management of the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust, and the Lifestyle Conservative 280 Trust (collectively, the "Lifestyle Trusts"), subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the adviser to the Trust, Manufacturers Securities Services, LLC (the "Adviser"). SSgA will be an independent contractor and will have no authority to act for or represent the Trust or Subadviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Subadviser.

         SSgA represents that it is a "bank" as such term is defined in the Investment Advisers Act and, therefore, is not required to be registered under the Investment Advisers Act.

2.       SERVICES TO BE RENDERED BY SSGA

a. SSgA will provide the Subadviser the following information and services as may be requested by the Subadviser from time to time:

         i. SSgA will, using SSgA's "Statistical Process Control Methodology" and the resources provided by its Office of the Fiduciary Adviser:

                  - track the performance of each of the investment portfolios in which the Lifestyle Trusts invest (the "nonLifestyle Trust portfolios") on an ongoing basis and identify changes in returns of these portfolios;
                  - compare performance of the nonLifestyle Trust portfolios to the performance of comparable portfolios;
                  - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios will outperform their performance benchmarks;

         ii. SSgA will provide computer models, including its Growth Value Rotation Model, and statistical information to assist the Subadviser in making asset allocation determinations for the Lifestyle Trusts. SSgA will also, if requested by the Subadviser, make such asset allocation determinations.

b. SSgA, at its expense, will furnish all necessary (i) investment and management facilities, including salaries of personnel required for it to execute its duties faithfully under this Agreement, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary to execute its obligations under this Agreement.

3.       COMPENSATION OF SSGA

         The Subadviser will pay SSgA with respect to each Lifestyle Trust the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SSGA

         Neither SSgA nor any of its directors, officers or employees shall be liable to the Adviser, the Subadviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Subadviser or the Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of SSgA or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in SSgA as trustees, officers, partners or otherwise; that employees, agents and partners of SSgA are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that SSgA may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership agreement of SSgA, respectively, or by specific provision of applicable law.

6.       REGULATION

         SSgA shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Lifestyle Trust on the later of:

(i)       its execution,
(ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below,
(iii) the date of the meeting of the shareholders of the Lifestyle Trust at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940 ("Investment Company Act")) of the shareholders of the Lifestyle Trust,
(iv) disclosure of the terms of this Agreement with respect to the Lifestyle Trust in the prospectus of Manufacturers Investment Trust, and
(v)       May 1, 2000.

         The Agreement will continue in effect for a period more than two years from the date of its execution with respect to each Lifestyle Trust only so long as such continuance is specifically approved at least annually either (i) by the Trustees of the Trust or (ii) by a majority of the outstanding voting securities of the Lifestyle Trusts, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of the Agreement, or of any continuance of the Agreement, shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Lifestyle Trust votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the Agreement or (b) all the Lifestyle Trusts.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, SSgA will continue to provide the services described herein with respect to the affected Lifestyle Trust pending the required approval of the Agreement or its continuance or of a new contract with SSgA or a different adviser or other definitive action; provided, that the compensation received by SSgA in respect of such Lifestyle Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Lifestyle Trust by the vote of a majority of the outstanding voting securities of such portfolio, on sixty days' written notice to the Subadviser and SSgA, or by the Subadviser or SSgA on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act), in the event the Subadvisory Agreement between the Subadviser and the Adviser terminates for any reason with respect to the Lifestyle Trusts or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason with respect to the Lifestyle Trusts.

8.       PROVISION OF CERTAIN INFORMATION BY SSGA

         SSgA will promptly notify the Adviser and the Subadviser in writing of the occurrence of any of the following events:

a. SSgA fails to be a "bank" as such term is defined under the Investment Advisers Act;

b. SSgA is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.       any change in control of SSgA within the meaning of the Investment
         Company Act.

9.       SERVICES TO OTHER CLIENTS

         The Subadviser understands, and has advised the Trust's Board of Trustees, that SSgA now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Subadviser understands, and has advised the Trust's Board of Trustees that SSgA and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Lifestyle Trusts. SSgA is not obligated to initiate transactions for a Lifestyle Trust in any security which SSgA, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of that Lifestyle Trust vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the amendment or (b) all the Lifestyle Trusts of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, SSgA or the Subadviser, as applicable, or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                              MANUFACTURERS ADVISER CORPORATION



                              by:  /s/ Cindy Forbes
                                 ------------------------
                                   Cindy Forbes, Vice President


                              by:  /s/ James D. Gallagher
                                 ------------------------
                                   James D. Gallagher, Secretary



                              STATE STREET GLOBAL ADVISORS, A DIVISION OF STATE STREET BANK AND TRUST COMPANY



                              by:  /s/ Timothy B. Hiubert
                                 ------------------------
                                   Timothy B. Hiubert

                                   APPENDIX A

         The Subadviser will pay SSgA, as full compensation for all services provided under this Agreement a subadvisory consulting fee for each Lifestyle Trust at an annual rate as follows:



                                                 FIRST         EXCESS OVER
PORTFOLIOS                                   $100 MILLION     $100 MILLION
Lifestyle Aggressive 1000 Trust...........       .075%            .050%

Lifestyle Growth 820 Trust................       .075%            .050%

Lifestyle Balanced 640 Trust..............       .075%            .050%

Lifestyle Moderate 460 Trust..............       .075%            .050%

Lifestyle Conservative 280 Trust..........       .075%            .050%


         The subadvisory consulting fee for each Lifestyle Trust is accrued for each calendar day and the sum of the daily fee accruals will be paid monthly to SSgA. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the applicable Lifestyle Trust as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                               EXHIBITS -Section B

                          ADVISORY AGREEMENT AMENDMENTS

EXHIBIT #        DOCUMENT DESCRIPTION
------------     --------------------
1                Expense Reimbursement Notice and Amendment dated April 30, 2000

2                Amendment to Amended and Restated Advisory Agreement between
                 Manufacturers Investment Trust and Manufacturers Securities
                 Services, LLC

3                Amendment to Amended and Restated Advisory Agreement between
                 Manufacturers Investment Trust and Manufacturers Securities
                 Services, LLC

Manulife Financial

April 30, 2000

Matthew R. Schiffman,
President
Manufacturers Investment Trust
73 Tremont Street
Boston, MA  02108

Dear Matt,

         Pursuant to Section 2.d.ii. of the Investment Advisory Agreement (the "Agreement") dated January 1, 1996, as amended and restated May 1, 1999, between Manufacturers Investment Trust (the "Trust") and Manufacturers Securities Services, LLC (the "Adviser"), the Adviser hereby gives the Trust notice that effective May 1, 2000 the expense reimbursement for each of the Lifestyle
Trusts set forth in Section 2.d.ii. of the Agreement is terminated and replaced with the following expense reimbursement.

         If total expenses of a Lifestyle Trust (absent reimbursement) exceed .075%, the Adviser will reimburse expenses of the Lifestyle Trust (or reduce the advisory fee for the Lifestyle Trust) by an amount such that the total expenses of the Lifestyle Trust, including the advisory fee but excluding: (a) the expenses of the underlying portfolios, (b) taxes, (c) portfolio brokerage commissions, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, equal .075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less then .075% then no expenses will be reimbursed by the Adviser.

         The Adviser, continues, to reserve the right to eliminate the entire expense reimbursement (or any part thereof) at any time upon notice to the Trust.

Very truly yours,

Manufacturers Securities Services, LLC
By:  The Manufacturers Life Insurance Company of North America, its managing member

By:      /s/ James R. Boyle
         ----------------------------------
         James R. Boyle, President

By:      /s/ James D. Gallagher
         ----------------------------------
         James D. Gallagher, Vice President,
         Secretary and General Counsel


                     Manufacturers Securities Services, LLC
                73 Tremont St., Suite 1300, Boston, MA 02108-3915
                  Fax: (617) 854-4301 Toll Free: (800) 711-4934

                         MANUFACTURERS INVESTMENT TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT


         AMENDMENT made this 1st day of May, 2000, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, between Manufacturers Investment Trust, a Massachusetts business trust (the "Trust") and Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A to this Agreement is revised to reflect the appointment and compensation of MSS as investment adviser for the additional portfolios (the "Portfolios") as set forth in Appendix A to this Amendment.

2.       CHANGE IN APPENDIX B

         Appendix B to this Agreement is revised to include the Portfolios as set forth in Appendix B to this Amendment.

3.       EFFECTIVE DATE

                  This Amendment shall become effective with respect to each Portfolio on the later of (i) the date of its execution, (ii) the effective date of the post-effective amendment to the registration statement of the Trust under the Securities Act of 1933 that incorporates with respect to the Portfolios the terms of the Agreement as amended herein and (iii) the date of the meeting of shareholders (or sole shareholder if applicable) of the Portfolios called for the purpose of voting on this Amendment, at which meeting this Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolios.


MANUFACTURERS INVESTMENT TRUST



By:  /s/ Matthew R. Schiffman
     ----------------------------------
     Matthew R. Schiffman, President

MANUFACTURERS SECURITIES SERVICES, LLC
By:  The Manufacturers Life Insurance Company of North America, its managing member



By:  /s/ James R. Boyle
     ----------------------------------
     James R. Boyle, President



By:  /s/ James D. Gallagher
     ----------------------------------
     James D. Gallagher, Vice President,
     Secretary and General Counsel

                                   APPENDIX A

1.       Global Equity Trust: 0.900% of the current net assets of the Portfolio.

2. Blue Chip Growth Trust: 0.875% of the current net assets of the Portfolio.

3. Mid Cap Blend Trust: 0.850% of the current net assets of the Portfolio. (formerly, the Equity Trust)

4.       Equity-Income Trust: 0.875% of the current net assets of the Portfolio.

5. Growth & Income Trust: 0.750% of the current net assets of the Portfolio.

6. Strategic Bond Trust: 0.775% of the current net assets of the Portfolio.

7. Global Bond Trust: 0.800% of the current net assets of the Portfolio. (formerly, the Global Government Bond Trust)

8. Investment Quality Bond Trust: 0.650% of the current net assets of the Portfolio.

9. U.S. Government Securities Trust: 0.650% of the current net assets of the Portfolio.

10.      Money Market Trust: 0.500% of the current net assets of the Portfolio.

11. Large Cap Growth Trust: 0.875% of the current net assets of the Portfolio. (formerly, the Aggressive Asset Allocation Trust)

12. Income & Value Trust: 0.800% of the current net assets of the Portfolio. (formerly, the Moderate Asset Allocation Trust)

13. Diversified Bond Trust: 0.750% of the current net assets of the Portfolio. (formerly, the Conservative Asset Allocation Trust)

14. Overseas Trust: 0.950% of the current net assets of the Portfolio. (formerly, the International Growth and Income Trust)

15. Mid Cap Growth Trust: 0.950% of the current net assets of the Portfolio. (formerly, the Small/Mid Cap Trust)

16. International Small Cap Trust: 1.100% of the current net assets of the Portfolio.

17.      Growth Trust: 0.850% of the current net assets of the Portfolio.

18.      Value Trust: 0.800% of the current net assets of the Portfolio.

19.      High Yield Trust: 0.775% of the current net assets of the Portfolio.

20. International Stock Trust: 1.050% of the current net assets of the Portfolio.

21. Science & Technology Trust: 1.100% of the current net assets of the Portfolio.

22.      Balanced Trust: 0.800% of the current net assets of the Portfolio.

23. Emerging Small Company Trust: 1.050% of the current net assets of the Portfolio.

24. Aggressive Growth Trust: 1.000% of the current net assets of the Portfolio. (formerly, the Pilgrim Baxter Growth Trust)

25. Pacific Rim Emerging Markets Trust: 0.850% of the current net assets of the Portfolio.

26. Real Estate Securities Trust: 0.700% of the current net assets of the Portfolio.

27.      Equity Index Trust: 0.250% of the current net assets of the Portfolio.

28. Quantitative Equity Trust: 0.700% of the current net assets of the Portfolio.

29. Small Company Value Trust: 1.050% of the current assets of the Portfolio.

30. Small Company Blend Trust: 1.050% of the current net assets of the Portfolio.

31. U.S. Large Cap Value Trust: 0.875% of the current net assets of the Portfolio.

32.      Total Return Trust: 0.775% of the current net assets of the Portfolio.

33. International Value Trust: 1.000% of the current net assets of the Portfolio.

34.      Mid Cap Stock Trust: 0.925% of the current net assets of the Portfolio.

35. Lifestyle Conservative 280 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

36. Lifestyle Moderate 460 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

37. Lifestyle Balanced 640 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

38. Lifestyle Growth 820 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

39. Lifestyle Aggressive 1000 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

40. Internet Technologies Trust: 1.150% of the current net assets of the Portfolio.

41. Dynamic Growth Trust: 1.000% of the current net assets of the Portfolio.

42. Tactical Allocation Trust: 0.900% of the current net assets of the Portfolio.

43. International Index Trust: 0.550% of the current net assets of the Portfolio.

44. Small Cap Index Trust: 0.525% of the current net assets of the Portfolio.

45.      Mid Cap Index Trust: 0.525% of the current net assets of the Portfolio.

46. Total Stock Market Index Trust: 0.525% of the current net assets of the Portfolio.

47.      500 Index Trust: 0.525% of the current net assets of the Portfolio.


         The Percentage Fee for each Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

                                   APPENDIX B

         The Expense Limit for each Portfolio for the purposes of paragraph 2.d.i (B) shall be .50% for each Portfolio except the following:

         Portfolio                                                              Percent
         ---------                                                              -------
         Global Equity Trust                                                    .75%

         Global Bond Trust                                                      .75%
         (formerly, the Global Government Bond Trust)

         Overseas Trust                                                         .75%
         (formerly, the International Growth and Income Trust)

         International Small Cap Trust                                          .75%

         International Stock Trust                                              .75%

         Worldwide Growth Trust                                                 .75%

         Pacific Rim Emerging Markets Trust                                     .75%

         International Value Trust                                              .75%

         Equity Index Trust                                                     .15%

         International Index Trust                                              .050%

         Small Cap Index Trust                                                  .075%

         Mid Cap Index Trust                                                    .075%

         Total Stock Market Index Trust                                         .075%

         500 Index Trust                                                        .050%

         Lifestyle Conservative 280 Trust                                          *

         Lifestyle Moderate 460 Trust                                              *

         Lifestyle Balanced 640 Trust                                              *

         Lifestyle Growth 820 Trust                                                *

         Lifestyle Aggressive 1000 Trust                                           *

   *If total expenses of a Lifestyle Trust ( absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less then 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage,
   (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

                         MANUFACTURERS INVESTMENT TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT


         AMENDMENT made this 1st day of May, 2000, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999 between Manufacturers Investment Trust, a Massachusetts business trust (the "Trust") and Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A to this Agreement is revised to reflect the increase in the advisory fee for the Lifestyle Aggressive 1000 Portfolio, the Lifestyle Growth 820 Portfolio, the Lifestyle Balanced 640 Portfolio, the Lifestyle Moderate 460 Portfolio and the Lifestyle Conservative 280 Portfolio (collectively, the "Lifestyle Trusts") as set forth in Appendix A to this Amendment.


2.       EFFECTIVE DATE

         This Amendment shall become effective with respect to a Lifestyle Trust on the later to occur of: (i) approval by shareholders of such Lifestyle Trust,
(ii) disclosure of the terms of the Amendment in the prospectus of the Trust and
(iii) execution of the Amendment.


MANUFACTURERS INVESTMENT TRUST



By:  /s/ Matthew R. Schiffman
     -------------------------------
     Matthew R. Schiffman, President

MANUFACTURERS SECURITIES SERVICES, LLC
By:  The Manufacturers Life Insurance Company of North America, its managing member



By:  /s/ James R. Boyle
     -------------------------------
      James R. Boyle, President



By:  /s/ James D. Gallagher
     -------------------------------
      James D. Gallagher, Vice President,
      Secretary and General Counsel

                                   APPENDIX A

1.       Global Equity Trust: .90% of the current net assets of the Portfolio.

2. Blue Chip Growth Trust: .875% of the current net assets of the Portfolio.

3. Mid Cap Blend Trust: .85% of the current net assets of the Portfolio. (formerly, the Equity Trust)

4.       Equity-Income Trust: .875% of the current net assets of the Portfolio.

5.       Growth & Income Trust: .75% of the current net assets of the Portfolio.

6.       Strategic Bond Trust: .775% of the current net assets of the Portfolio.

7. Global Bond Trust: .80% of the current net assets of the Portfolio. (formerly, the Global Government Bond Trust)

8. Investment Quality Bond Trust: .65% of the current net assets of the Portfolio.

9. U.S. Government Securities Trust: .65% of the current net assets of the Portfolio.

10.      Money Market Trust: .50% of the current net assets of the Portfolio.

11. Large Cap Growth Trust: .875% of the current net assets of the Portfolio. (formerly, the Aggressive Asset Allocation Trust)

12. Income & Value Trust: .80% of the current net assets of the Portfolio. (formerly, the Moderate Asset Allocation Trust)

13. Diversified Bond Trust: .75% of the current net assets of the Portfolio. (formerly, the Conservative Asset Allocation Trust)

14. Overseas Trust: .95% of the current net assets of the Portfolio. (formerly, the International Growth and Income Trust)

15. Mid Cap Growth Trust: .95% of the current net assets of the Portfolio. (formerly, the Small/Mid Cap Trust)

16. International Small Cap Trust: 1.10% of the current net assets of the Portfolio.

17.      Growth Trust: .85% of the current net assets of the Portfolio.

18.      Value Trust: .80% of the current net assets of the Portfolio.

19.      High Yield Trust: .775% of the current net assets of the Portfolio.

20. International Stock Trust: 1.05% of the current net assets of the Portfolio.

21. Science & Technology Trust: 1.10% of the current net assets of the Portfolio.

22.      Balanced Trust: .80% of the current net assets of the Portfolio.

23. Emerging Small Company Trust: 1.05% of the current net assets of the Portfolio.

24. Aggressive Growth Trust: 1.00% of the current net assets of the Portfolio. (formerly, the Pilgrim Baxter Growth Trust)

25. Pacific Rim Emerging Markets Trust: .85% of the current net assets of the Portfolio.

26. Real Estate Securities Trust: .70% of the current net assets of the Portfolio.

27.      Equity Index Trust: .25% of the current net assets of the Portfolio.

28. Quantitative Equity Trust: .70% of the current net assets of the Portfolio.


29. Small Company Value Trust: 1.05% of the current assets of the Portfolio.

30. Small Company Blend Trust: 1.05% of the current net assets of the Portfolio.

31. U.S. Large Cap Value Trust: .875% of the current net assets of the Portfolio.

32.      Total Return Trust: .775% of the current net assets of the Portfolio.

33. International Value Trust: 1.00% of the current net assets of the Portfolio.

34.      Mid Cap Stock Trust: .925% of the current net assets of the Portfolio.

48. Lifestyle Conservative 280 Trust: .075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

49. Lifestyle Moderate 460 Trust: .075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

50. Lifestyle Balanced 640 Trust: .075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

51. Lifestyle Growth 820 Trust: : .075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

52. Lifestyle Aggressive 1000 Trust: .075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

The Percentage Fee for each Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                              EXHIBITS - Section C

                        SUB-ADVISORY AGREEMENT AMENDMENTS

EXHIBIT #     DOCUMENT DESCRIPTION
---------     --------------------
1             Amendment to Subadvisory Agreement between Manufacturers Securities
              Services, LLC and Manufacturers Advisor Corporation

2             Amendment to Subadvisory Agreement between Manufacturers Securities
              Services, LLC and Manufacturers Advisor Corporation

3             Amendment to Subadvisory Agreement between Manufacturers Securities
              Services, LLC and T. Rowe Price Associates,.Inc.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                        MANUFACTURERS ADVISER CORPORATION



         AMENDMENT made as of this 1st day of May, 2000 to the Subadvisory Agreement dated October 1, 1996 as amended December 31, 1996 (the "Agreement"), between Manufacturer's Securities Services, LLC, a Delaware limited liability company (formerly, NASL Financial Services, Inc.) (the "Adviser"), and Manufacturers Adviser Corporation, a Colorado corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:


1.  CHANGE IN APPENDIX A

         Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended to increase the fee the Adviser pays to the Subadviser with respect to the Lifestyle Aggressive 1000 Portfolio, the Lifestyle Growth 820 Portfolio, the Lifestyle Growth 640 Portfolio, the Lifestyle Moderate 460 Portfolio and the Lifestyle Conservative 280 Portfolio as specified in Appendix A to this Amendment.

2.  EFFECTIVE DATE

         This Amendment shall become effective with respect to each Portfolio on the later to occur of: (i) approval by shareholders of such Lifestyle portfolio,
(ii) disclosure of the terms of the Amendment in the prospectus of the Manufacturers Investment Trust, and (iii) execution of the Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.


MANUFACTURERS SECURITIES SERVICES, LLC
By:  The Manufacturers Life Insurance Company of North America, its managing member



By:  /s/ James R. Boyle
     -------------------------------------
      James R. Boyle, President



By:  /s/ James D. Gallagher
     -------------------------------------
      James D. Gallagher, Vice President,
      Secretary and General Counsel


MANUFACTURERS ADVISER CORPORATION



By:  /s/ Cindy Forbes
     -------------------------------------
      Cindy Forbes, Vice President


By:  /s/ James D. Gallagher
     -------------------------------------
      James D. Gallagher, Secretary

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

         1. Pacific Rim Emerging Markets Portfolio: .400% of the first $50,000,000, .350% between $50,000,000 and $200,000,000, .275% between
         $200,000,000 and $500,000,000 and .225% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

         2. Quantitative Equity Portfolio: .275% of the first $50,000,000, .225% between $50,000,000 and $200,000,000, .175% between $200,000,000 and $500,000,000 and .150% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

         3. Real Estate Securities Portfolio: .275% of the first $50,000,000, .225% between $50,000,000 and $200,000,000, .175% between
         $200,000,000 and $500,000,000 and .150% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

         4. Equity Index Portfolio: .100% of the first $50,000,000, .100% between $50,000,000 and $200,000,000, .100% between $200,000,000 and
         $500,000,000 and .100% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

         5. Money Market Portfolio: .075% of the first $50,000,000, .075% between $50,000,000 and $200,000,000, .075% between $200,000,000 and
         $500,000,000 and .020% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

         6. Lifestyle Conservative 280 Trust: .075% of the first $100 million of the average daily value of the net assets of the Portfolio and .05% of the excess over $100 million.

         7. Lifestyle Moderate 460 Trust: .075% of the first $100 million of the average daily value of the net assets of the Portfolio and .05% of the excess over $100 million.

         8. Lifestyle Balanced 640 Trust: .075% of the first $100 million of the average daily value of the net assets of the Portfolio and .05% of the excess over $100 million.

         9. Lifestyle Growth 820 Trust: .075% of the first $100 million of the average daily value of the net assets of the Portfolio and .05% of the excess over $100 million.

         10. Lifestyle Aggressive 1000 Trust: .075% of the first $100 million of the average daily value of the net assets of the Portfolio and .05% of the excess over $100 million.

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                        MANUFACTURERS ADVISER CORPORATION


         AMENDMENT made as of this 1st day of May, 2000 to the Subadvisory Agreement dated October 1, 1996 as amended (the "Agreement"), between Manufacturers Securities Services, LLC, a Delaware limited liability company (formerly, NASL Financial Services, Inc.) (the "Adviser"), and Manufacturers Adviser Corporation, a Colorado corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX A

         Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended reflect the fee that the Adviser pays to the Subadviser regarding the following new portfolios: International Index Trust, Small Cap Trust, Mid Cap Trust, Total Stock Market Trust, 500 Index Trust.

2.  EFFECTIVE DATE

                  This Amendment shall become effective with respect to each Portfolio on the later of (i) the date of its execution, (ii) the effective date of the post-effective amendment to the registration statement of the Trust under the Securities Act of 1933 that incorporates with respect to the Portfolios the terms of the Agreement as amended herein and (iii) the date of the meeting of shareholders (or sole shareholder if applicable) of the Portfolios called for the purpose of voting on this Amendment, at which meeting this Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolios.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

MANUFACTURERS SECURITIES SERVICES, LLC
By:  The Manufacturers Life Insurance Company of North America, its managing member



By:      /s/ James R. Boyle
         --------------------------------
         James R. Boyle, President



By:      /s/ James D. Gallagher
         --------------------------------
         James D. Gallagher, Vice President,
         Secretary and General Counsel


MANUFACTURERS ADVISER CORPORATION



By:      /s/ Cindy Forbes
         --------------------------------
         Cindy Forbes, Vice President, Treasurer
         and Chief Financial Officer



By:      /s/ James D. Gallagher
         --------------------------------
         James D. Gallagher, Secretary

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

1. Pacific Rim Emerging Markets Portfolio: .400% of the first $50,000,000, .350% between $50,000,000 and $200,000,000, .275% between $200,000,000 and
$500,000,000 and .225% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

2. Quantitative Equity Portfolio: .275% of the first $50,000,000, .225% between $50,000,000 and $200,000,000, .175% between $200,000,000 and
$500,000,000 and .150% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

3. Real Estate Securities Portfolio: .275% of the first $50,000,000, .225% between $50,000,000 and $200,000,000, .175% between $200,000,000 and
$500,000,000 and .150% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

4. Equity Index Portfolio: .100% of the first $50,000,000, .100% between $50,000,000 and $200,000,000, .100% between $200,000,000 and $500,000,000 and
 .100% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

5. Money Market Portfolio: .075% of the first $50,000,000, .075% between $50,000,000 and $200,000,000, .075% between $200,000,000 and $500,000,000 and
 .020% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

11. Lifestyle Conservative 280 Trust: .075% of the first $100,000,000 of the average daily value of the net assets of the Portfolio and .05% of the excess over $100,000,000.

12. Lifestyle Moderate 460 Trust: .075% of the first $100,000,000 of the average daily value of the net assets of the Portfolio and .05% of the excess over $100,000,000.

13. Lifestyle Balanced 640 Trust: .075% of the first $100,000,000 of the average daily value of the net assets of the Portfolio and .05% of the excess over $100,000,000.

14. Lifestyle Growth 820 Trust: .075% of the first $100,000,000 of the average daily value of the net assets of the Portfolio and .05% of the excess over $100,000,000.

15. Lifestyle Aggressive 1000 Trust: .075% of the first $100,000,000 of the average daily value of the net assets of the Portfolio and .05% of the excess over $100,000,000.

16. International Index Trust: .070% of the first $250,000,000, .050% between $250,000,000 and $500,000,000, .030% on the excess over $500,000,000 of the current value of the net assets of the Portfolio.

17. Small Cap Index Trust: .040% of the first $250,000,000, .030% between $250,000,000 and $500,000,000, .010% on the excess over $500,000,000 of the current value of the net assets of the Portfolio.

18. Mid Cap Index Trust: .040% of the first $250,000,000, .030% between $250,000,000 and $500,000,000, .010% on the excess over $500,000,000 of the current value of the net assets of the Portfolio.

19. Total Stock Market Index Trust: .040% of the first $250,000,000, .030% between $250,000,000 and $500,000,000, .010% on the excess over $500,000,000 of the current value of the net assets of the Portfolio.

20.      500 Index Trust: .020% of the first $250,000,000, .020% between
$250,000,000 and $500,000,000, .010% on the excess over $500,000,000 of the current value of the net assets of the Portfolio.


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         T. ROWE PRICE ASSOCIATES, INC.


         AMENDMENT made as of this 1st day of May, 2000 to the Subadvisory Agreement dated January 28, 1999 (the "Agreement"), between Manufacturers Securities Services, LLC, a Delaware limited liability company (formerly, NASL Financial Services, Inc.) (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:


1.  CHANGE IN APPENDIX A

         Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended to decrease the fee the Adviser pays to the Subadviser with respect to the Science & Technology Portfolio as specified in Appendix A to this Amendment.

2.  SUBADVISORY AGREEMENT

         In all other respects, the Agreement is confirmed and remains in full force and effect.

2.  EFFECTIVE DATE

         This Amendment shall become effective with respect to the Science & Technology Portfolio on the date of its execution.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.


MANUFACTURERS SECURITIES SERVICES, LLC
By:  The Manufacturers Life Insurance Company of North America, its managing member



By:  /s/ James R. Boyle
     ---------------------------------
      James R. Boyle, President



By:  /s/ James D. Gallagher
     ---------------------------------
      James D. Gallagher, Vice President,
      Secretary and General Counsel


T. ROWE PRICE ASSOCIATES, INC.



By:  /s/ Darrell N. Braman
     ---------------------------------
      Darell N. Braman, Vice President

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                              BETWEEN           BETWEEN
                                                             $50,000,000      $200,000,000
                                             FIRST              AND               AND            EXCESS OVER
         PORTFOLIO                        $50,000,000       $200,000,000      $500,000,000      $500,000,000
Blue Chip Growth Trust                       .400%             .400%              .400%             .350%

Equity-Income  Trust                         .400%             .400%              .400%             .350%
(formerly, the Value Equity Trust)

Science & Technology Trust                   .600%             .600%              .600%             .550%


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.